SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 28, 1998
                Date of Report (Date of earliest event reported)


                            FRISBY TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                                       62-1411534
(State or other jurisdiction                         (IRS Employer
    of incorporation)                            Identification Number)


                               77 East Main Street
                                   Suite 2000
                            Bay Shore, New York 11706


                                 (516) 969-8570
              (Registrant's telephone number, including area code)


                                Page 1 of 4 Pages
                         Exhibit Index Appears at Page 2

     Item 5. Other Events

     Frisby Technologies, Inc. (the "Company") announced on August 28, 1998 that a new research and development center where the Company had planned to move was damaged in a fire. The Company does not expect the incident to affect its operations. The Company had planned to move into the center in mid-September, making it the Company's main facility for developing products. The Company will remain at its current nearby facility until a new location can be found.

     Reference is made to the Company's related press release attached hereto as
Exhibit 99.01 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the final paragraph of the press release).


     Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

     (c) Exhibits:

     99.01 Press Release dated August 28, 1998.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 8, 1998

                                        FRISBY TECHNOLOGIES, INC.


                                   By:   /s/Gregory S. Frisby
                                         ------------------------------
                                  Name:  Gregory S. Frisby
                                  Title: President and Chief Executive Officer

                                  EXHIBIT 99.01

FOR IMMEDIATE RELEASE

Contact: At Frisby Technologies
                  Stephen Villa
                  (516) 969-8570

                  At LobsenzStevens
                  Liz Vogel or Brad Daley
                  (212) 684-6300


PLANNED FRISBY TECHNOLOGIES FACILITY DESTROYED BY FIRE


     BAY SHORE, N.Y., August 28, 1998...Frisby Technologies, Inc. (Nasdaq:FRIZ) announced that its planned research and development center in Winston-Salem, N.C., was heavily damaged in a fire yesterday.

     The company said that there will be no impact on operations, including the ability to deliver products to customers, and that the minor property damage at this leased facility is largely covered by insurance. No significant financial impact to the company is anticipated due to this event.

     "While we were disappointed by not being able to move into the building we had intended to occupy, we are most thankful that no employees, inventory, or equipment of the company was in the facility at the time of the fire," stated Greg S. Frisby, chairman and chief executive officer of Frisby Technologies.

     Until a new development center location is selected, the company will continue to operate from its existing facilities in North Carolina.

     Frisby Technologies, Inc. is a technology development company committed to delivering innovative thermal management solutions to performance-driven customers through partnerships with market leaders. Headquartered on Long Island, N.Y., Frisby is currently offering industry leaders two lines of revolutionary products: ComforTemp(R) insulating and cooling foams and Thermasorb(R) thermal additives.

     This press release contains forward-looking statements that relate to Frisby Technologies' future plans and objectives. Those statements are subject to numerous risks and uncertainties that could cause actual results, performance and achievements to differ materially from those described or implied in the forward-looking statements, and reported results should not be considered an indication of future performance. These potential risks and uncertainties include without limitation the lack of an operating history upon which Frisby Technologies and its prospects can be evaluated, the need for future development of certain of Frisby Technologies' products, the development of alternative technologies by third parties, and the uncertainty of market acceptance and demand for such products in the future. These potential risks and uncertainties are detailed in Frisby Technologies' prospectus dated April 1, 1998 and the company's filing on Form 10-QSB with the Securities and Exchange Commission.